Employee benefits	12 Months Ended
Dec. 31, 2021
Postemployment Benefits [Abstract]
Employee benefits
8. Employee benefits
The full time employees of the Group are entitled to staff welfare benefits, including medical insurance, basic pensions, unemployment insurance, work injury insurance, maternity insurance and housing funds. The Group is required to accrue for these benefits based on certain percentages of the employees’ salaries in accordance with the relevant regulations and to make contribution to the state-sponsored pension and medical plans. The total amounts charged to the consolidated statements of comprehensive income for such employee benefits amounted to approximately RMB144,596, RMB80,505 and RMB140,135 for the years ended December 31, 2019, 2020 and 2021, respectively.